EXHIBIT 21.1

Subsidiaries of the Registrant

Beauly, LLC	Delaware
CAH 2014-1 Borrower, LLC	Delaware
CAH 2014-1 Equity Owner, LLC	Delaware
CAH 2014-1 TRS Borrower, LLC	Delaware
CAH 2014-2 Borrower, LLC	Delaware
CAH 2014-2 Equity Owner, LLC	Delaware
CAH 2014-2 TRS Borrower, LLC	Delaware
CAH 2015-1 Borrower, LLC	Delaware
CAH 2015-1 Equity Owner, LLC	Delaware
CAH 2015-1 TRS Borrower, LLC	Delaware
Carrbridge, LLC	Delaware
ColFin AH Finance Masterco, LLC	Delaware
ColFin AH-CA 6, LLC	Delaware
ColFin AH-CA 7, LLC	Delaware
ColFin AH-Florida 5, LLC	Delaware
ColFin AH-Florida 6, LLC	Delaware
ColFin AH-Florida 7, LLC	Delaware
ColFin AH-Georgia 5, LLC	Delaware
ColFin AH-Nevada 3, LLC	Delaware
ColFin AH-North Carolina 1, LLC	Delaware
ColFin AH-Texas 3, LLC	Delaware
ColFin AH-Texas 4, LLC	Delaware
ColFin AI-AZ 1, LLC	Delaware
ColFin AI-AZ 2, LLC	Delaware
ColFin AI-CA 1, LLC	Delaware
ColFin AI-CA 4, LLC	Delaware
ColFin AI-CA 5, LLC	Delaware
ColFin AI-CO 1, LLC	Delaware
ColFin AI-DE 1, LLC	Delaware
ColFin AI-FL 2, LLC	Delaware
ColFin AI-FL 3, LLC	Delaware
ColFin AI-FL 4, LLC	Delaware
ColFin AI-GA 1, LLC	Delaware
ColFin AI-GA 2, LLC	Delaware
ColFin AI-NV 2, LLC	Delaware
ColFin AI-TX 1, LLC	Delaware
ColFInAH Finance Holdco, LLC	Delaware
Colony American Homes Asset, LLC	Delaware
Colony Starwood Homes GP, Inc.	Delaware
Colony Starwood Homes Management, LLC	Delaware

Colony Starwood Homes Partnership, L.P.	Delaware
CSFR American Investors TRS, LLC	Delaware
CSFR ColFin American Investors, LLC	Delaware
CSFR FM 2012-1 U.S. West, LLC	Delaware
CSH 2016-1 Borrower, LLC	Delaware
CSH 2016-1 Equity Owner, LLC	Delaware
CSH 2016-1 TRS Borrower, LLC	Delaware
CSH 2016-2 Borrower, LLC	Delaware
CSH 2016-2 Equity Owner, LLC	Delaware
CSH 2016-2 TRS Borrower, LLC	Delaware
CSH Class F, LLC	Delaware
CSH Depositor, LLC, LLC	Delaware
CSH Property One, LLC	Delaware
CSH TRS, LLC	Delaware
Fetlar, LLC	Delaware
Invercylde, LLC	Delaware
PrimeStar -F Fund I Trust	Delaware
PrimeStar -F Fund I, LLC (Series LLC)	Delaware
PrimeStar -F Fund II Trust	Delaware
PrimeStar Fund I GP, LLC	Delaware
PrimeStar Fund I TRS, Inc.	Delaware
PrimeStar Fund I TRS, LLC	Delaware
PrimeStar Fund I, L.P.	Delaware
PrimeStar Fund II TRS, Inc.	Delaware
PrimeStar Fund II TRS, LLC	Delaware
PrimeStar -H Fund I Trust	Delaware
PrimeStar -H Fund I, LLC (Series LLC)	Delaware
PrimeStar -H Fund II Trust	Delaware
SFR 2012-1 U.S. West, LLC	Delaware
SRP PrimeStar, LLC	Delaware
SRP Sub, LLC	Delaware
SRP TRS Sub, Inc.	Delaware
SRP TRS Sub, LLC	Delaware
Starwood Waypoint Borrower, LLC	Delaware
Starwood Waypoint Pledgor, LLC	Delaware
Starwood Waypoint TRS, LLC	Delaware
SWAY 2014-1 Borrower, LLC	Delaware
SWAY 2014-1 Equity Owner, LLC	Delaware
SWAY 2014-1 TRS Borrower	Delaware
SWAY Management, Inc.	California
Tarbert, LLC	Delaware